UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2024

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.0 Amendment of a Material Definitive Agreement

On May 20, 2022, Lexaria Bioscience Corp. (“Lexaria”), through its wholly-owned subsidiary Lexaria Hemp Corp., (“Hempco”) entered into a Definitive Intellectual Property License Agreement with Premier Wellness Science Co., Ltd. (“Premier”) a Japanese based R & D and product development company in the field of health, beauty, anti-aging and sports (the “Hempco Agreement”) pursuant to which Premier licensed the perpetual, exclusive rights to utilize Lexaria’s patented DehydraTECH technology (the “Technology”) with hemp ingredients containing no more than 0.01% THC to produce consumable non-liquid, consumable liquid and topical skin products (the “Products”) in Japan (the “Territory”).  The Hempco Agreement provided for quarterly territory fees commencing with the quarter ended Aug. 31, 2023 and minimum fees of $16,875 per quarter commencing with the quarter ended November 30, 2022 with the minimum fees increasing to US$60,000 per quarter commencing with the quarter ended November 30, 2023, increasing again to US$150,000 per quarter commencing with the quarter ended November 30, 2024 and increasing again to US$332,500 per quarter commencing with the quarter ended November 30, 2025.  On November 1, 2023, Premier was acquired and merged into its parent company Premier Anti-Aging Co., Ltd. (“Parentco”) and Parentco assumed the rights and obligations of the Hempco Agreement.

Parentco and Hempco agreed to amend the Hempco Agreement from being an exclusive perpetual license to a non-exclusive license having a renegotiable term that ends on August 31, 2025.  Pursuant to this amended agreement, Hempco and Parentco have agreed to reduce the associated Territory and minimum fees as follows:

Quarter	Combined Territory and Minimum Fee (US$)
May 31, 2024	84,000
Aug. 31, 2024	84,000
Nov. 30, 2024	174,000
Feb. 28, 2025	174,000
May 31, 2025	174,000
Aug. 31, 2025	174,000

The amended agreement was signed by all parties on March 21, 2024 and has an effective date of March 15, 2024.  The description of the amended agreement is qualified in its entirety by the amended agreement that will be filed as an exhibit to the Company’s second quarter 10-Q Quarterly Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: March 21, 2024

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